Fair Value Measurements	6 Months Ended
Jun. 30, 2021
Disclosure Text Block [Abstract]
Fair Value Disclosures [Text Block]
Note 10
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FAIR VALUE MEASUREMENTS
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Accounting guidance also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standards describe three levels of inputs that may be used to measure fair value:

Level	1 – Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level	2 – Includes other inputs that are directly or indirectly observable in the marketplace.

Level	3 – Unobservable inputs that are supported by little or no market activities, therefore requiring an entity to develop its own assumptions.
The carrying amounts of financial instruments such as cash and cash equivalents, short-term obligations of the US government and other liabilities and accrued expenses approximate their fair values due to the short-term maturities and market rates of interest of these instruments.